                                                                    EXHIBIT 10.1

            SUPPLEMENTARY AGREEMENT TO THE OEM MANUFACTURING CONTRACT

                                     Between
   Shandong Xiaoya Group Company Limited (hereinafter referred to as "Xiaoya")
                                       And
      TurboChef Technologies Inc. (hereinafter referred to as "TurboChef")

After friendly negotiations, both Xiaoya and TurboChef enter into the following supplementary agreement which will be regarded as the legal supplement and amendment for the OEM manufacturing contract that was signed by both parties on May 19th, 2000.

1) From Apr. 2002 to Aug. 2003, Turbochef agrees to purchase 5,000 additional units of TurboChef C3 commercial countertop ovens (hereinafter referred to as "C3 oven" or "C3 ovens") from Xiaoya as per the attached Schedule B. Both parties may agree to amend the production schedule under mutually acceptable terms and conditions. The FOB QINGDAO, CHINA unit price for the first 2,000 C3 ovens (single phase US or single phase UK) is agreed by both parties to be ++ USDollars/unit, and the FOB QINGDAO, CHINA unit price for next 3,000 C3 ovens (single phase US or single phase UK) is agreed to be ++USDollars/unit. The unit price of a three phase oven shall be ++ USDollars/unit greater than the single phase unit price, as agreed to above.
2) As per agreement, Xiaoya is responsible for purchasing parts and components for C3 oven. However, TurboChef is responsible for purchasing and shipping parts to China that are only available in USA, which is called USA sourced parts and components. The price for USA sourced parts and components is CIF JINAN, CHINA price. The list and price for USA sourced parts and components are listed on the BOM (Schedule A). Each time TurboChef brings USA sourced parts and components from USA a meeting should be held between Xiaoya and TurboChef to review the list and make any changes to the items listed, prices and shipping costs. Invoices will be provided by both parties if required. As both TurboChef and Xiaoya desire to purchase all components from China/Asia sources, the goal is that Xiaoya will eventually source all USA sourced parts and components. Any USA parts and components sourced by Xiaoya and approved by TurboChef that cost less than USA BOM prices, Xiaoya has the right to keep the savings. Prior to purchasing any parts on TurboChef's behalf, Xiaoya will first utilize all the parts already purchased by TurboChef.
3) TurboChef will TT full price less cost of USA sourced parts and components to Xiaoya before shipment in lots, then Xiaoya will effect the shipments.
4) TurboChef will supply 3 phase purchasing parts to Xiaoya during the course of this agreement.

SHANDONG XIAOYA GROUP CO. LTD.           TURBOCHEF TECHNOLOGIES INC.
CHAIRMAN: SHI SHOUGONG                    CHAIRMAN: JEFFREY BOGATIN

/s/ Shi Shougong                          /s/ Jeffrey B. Bogatin
--------------------                      -----------------------
(SIGNATURE AND STAMP, DATE)              (SIGNATURE AND STAMP, DATE)

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
               ------------------------------------------------------------------------------------------------
REV March 11th                                      SCHEDULE A                                    C3 Ext Unit
---------------------------------------------------------------------------------------------------------------
   Part No                     BML                                                                5000 UNITS
---------------------------------------------------------------------------------------------------------------
   NUMBER       REV            QTY    DESCRIPTION                                                   INCLUDE
---------------------------------------------------------------------------------------------------------------
                                                                                                 CHINA SOURCED
---------------------------------------------------------------------------------------------------------------
                                                                                                     ITEMS
---------------------------------------------------------------------------------------------------------------
PURCHASE PARTS       # item
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
     19761       B      1      4.00   Leg  4"                                                         ++
---------------------------------------------------------------------------------------------------------------
     C0076       B      1      1.00   MOTOR, FLANGE MOUNT, 1 HP                                       ++
---------------------------------------------------------------------------------------------------------------
     C0185              1      1.00   CATALYTIC CONVERTER                                             ++
---------------------------------------------------------------------------------------------------------------
     C0238              1      1.00   VACUUM FLUORESCENT DISPLAY                                      ++
---------------------------------------------------------------------------------------------------------------
     C0254       D      1      1.00   COVER, DOOR PLASTIC                                             ++
---------------------------------------------------------------------------------------------------------------
     C0262              1      1.00   MAGNETRON BLOWER                                                ++
---------------------------------------------------------------------------------------------------------------
     C0265              1      1.00   SMT CONTROL                                                     ++
---------------------------------------------------------------------------------------------------------------
     C0280              1      1.00   HEATSINK   & SSR  Assy                                          ++
---------------------------------------------------------------------------------------------------------------
     C0282              1      1.00   SPROCKET, MODIFIED, STIRRER SHAFT                               ++
---------------------------------------------------------------------------------------------------------------
     C0283              1      1.00   SPROCKET, MODIFIED, MOTOR                                       ++
---------------------------------------------------------------------------------------------------------------
     C0284              1      1.00   BELT, TIMING, 0.80 PITCH                                        ++
---------------------------------------------------------------------------------------------------------------
     C0286              1      1.00   EMI FILTER                                                      ++
---------------------------------------------------------------------------------------------------------------
     C0322              1      1.00   CIRCUIT BREAKER, 35A DP W/ TRIP                                 ++
---------------------------------------------------------------------------------------------------------------
     C0325       B      1      1.52   SEAL, ENVIRONMENTAL                                             ++
---------------------------------------------------------------------------------------------------------------
     C0332       A      0      0.00   WATLOW 240V  HEATER                                             ++
---------------------------------------------------------------------------------------------------------------
     C0333                     1.00   WATLOW 208V HEATER                                              ++
---------------------------------------------------------------------------------------------------------------
     C0337              1      9.00   SPEED CLIP                                                      ++
---------------------------------------------------------------------------------------------------------------
     C0338              1      9.00   BALL STUD                                                       ++
---------------------------------------------------------------------------------------------------------------
     C0353              1      1.00   STRAIN RELIEF  BACK PANEL                                       ++
---------------------------------------------------------------------------------------------------------------
     C0399              1      0.51   20" CABLE, 3X #3 SHIELDED, UL2501                               ++
---------------------------------------------------------------------------------------------------------------
     C0401              1      1.54   WIRE UL 3239, 16 AWG WHITE (HIGH VOLTAGE                        ++
---------------------------------------------------------------------------------------------------------------
     C0504              1      2.00   WASHER, NYLON                                                   ++
---------------------------------------------------------------------------------------------------------------
     C0505              1      1.00   Lock washer for Stir Blade M4                                   ++
---------------------------------------------------------------------------------------------------------------
     C0541              1      2.00   cam follower                                                    ++
---------------------------------------------------------------------------------------------------------------
     C0542              1      2.00   SPRING                                                          ++
---------------------------------------------------------------------------------------------------------------
    C0554-1             0      1.00   Power Plug                                                      ++
---------------------------------------------------------------------------------------------------------------
    C0554-2             0      2.30   32A240V 2P 3WIREPOWER CORD  METERE                              ++
---------------------------------------------------------------------------------------------------------------
     C0708              1      2.00   HELPER SPRING                                                   ++
---------------------------------------------------------------------------------------------------------------
     C0792              1      1.00   ETL Label                                                       ++
---------------------------------------------------------------------------------------------------------------
     C0911              0      0.00   Aspen Motor & Controller                                        ++
---------------------------------------------------------------------------------------------------------------
     C0921              1      1.00   Overlay for Key Pad Marnot                                      ++
---------------------------------------------------------------------------------------------------------------
     C0980              0      3.00   EMI FILTER 3-PHASE CORCOM                                       ++
---------------------------------------------------------------------------------------------------------------
     C0981              0      1.00   EGO-HI LIMIT SWITCH                                             ++
---------------------------------------------------------------------------------------------------------------
     C0982              0      2.00   Heater CIRCUIT Breaker  3 phase                                 ++
---------------------------------------------------------------------------------------------------------------
     C0984              0      1.00   MAG CIRCUIT BREAKER RELAY                                       ++
---------------------------------------------------------------------------------------------------------------
    C0984-1                    1.00   MAG CIRCUIT BREAKER RELAY ADD-ON                                ++
---------------------------------------------------------------------------------------------------------------
     C0985              0      1.00   CRYDOM RELAY -3 PHASE                                           ++
---------------------------------------------------------------------------------------------------------------
    C100206             1      1.00   CAPACITOR, DUAL, 1.05uF, 1.15, 2500VAC                          ++
---------------------------------------------------------------------------------------------------------------
    C100441             1      1.00   CONTROLLER, MOTOR SP200                                         ++
---------------------------------------------------------------------------------------------------------------
    C100730             1      1.00   KEY, WOODRUFF, SS, #605                                         ++
---------------------------------------------------------------------------------------------------------------
    C100860             1      1.00   MAGNETRON                                                       ++
---------------------------------------------------------------------------------------------------------------
    C101733             1      1.00   SPRING, COMPRESSION                                             ++
---------------------------------------------------------------------------------------------------------------
    C102065             1      2.00   THERMOCOUPLE, TYPE K, 1/16"                                     ++
---------------------------------------------------------------------------------------------------------------

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
    C102091             1      1.00   TRANSFORMER, FILAMENT, H.V                                      ++
---------------------------------------------------------------------------------------------------------------
    C102093             1      1.00   TRANSFORMER, H.V 820MW4                                         ++
---------------------------------------------------------------------------------------------------------------
    C102650             1      2.00   WAVESPRING WASHER, 9"                                           ++
---------------------------------------------------------------------------------------------------------------
    C102708             1      1.00   BLOWER WHEEL (HEAT SLINGER)                                     ++
---------------------------------------------------------------------------------------------------------------
   C7001199             1      0.16   WIRE, THERMOCOUPLE                                              ++
---------------------------------------------------------------------------------------------------------------
   C7001321             1      1.00   SEAL RING WAVE GUIDE                                            ++
---------------------------------------------------------------------------------------------------------------
   C7001333             1      1.00   SEAL PLUG, TEFLON                                               ++
---------------------------------------------------------------------------------------------------------------

  C7001339-1            1      1.00   ASSY, WAVEGUIDE CLAMP                                           ++
---------------------------------------------------------------------------------------------------------------
    M7264-1             1      2.30   USA POWER CORD, 40 AMP, 250V,2 POLE 3 WIRE                      ++
---------------------------------------------------------------------------------------------------------------
    M7264-2             1      1.00   USA PLUG, NEMA 6-5OP                                            ++
---------------------------------------------------------------------------------------------------------------
     M9608       A      1      1.00   POWER SUPPLY, 24 VDC                                            ++
---------------------------------------------------------------------------------------------------------------
                                                                                                      ++
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
    C102070             1      1.00   THERMOSTAT, KLIXON                                              ++
---------------------------------------------------------------------------------------------------------------
    C102085             1      1.00   THERMOSTAT, 120 F, CLOSE ON RISE                                ++
---------------------------------------------------------------------------------------------------------------
     C0278              1      3.00   RELAY                                                           ++
---------------------------------------------------------------------------------------------------------------
     C0309              1      4.00   SOCKET,                                                         ++
---------------------------------------------------------------------------------------------------------------
     C0330       A      1      3.00   SWITCH, DOOR Omron                                              ++
---------------------------------------------------------------------------------------------------------------
     C0900              1    120.00   WELD NUTS,M4                                                    ++
---------------------------------------------------------------------------------------------------------------
     C0901              1     10.00   WELD NUTS, M5                                                   ++
---------------------------------------------------------------------------------------------------------------
    C100891             1      1.00   MOTOR, STIRRER, 6 RPM                                           ++
---------------------------------------------------------------------------------------------------------------
     R7603              1      1.00   THERMOSTAT, HIGH LIMIT                                          ++
---------------------------------------------------------------------------------------------------------------
     C0910              1      1.00   Axial Fan                                                       ++
---------------------------------------------------------------------------------------------------------------
     C0020              1      1.00   LABEL, CAUTION MICROWAVES                                       ++
---------------------------------------------------------------------------------------------------------------
     C0167              1      1.00   CAP, BLOWER                                                     ++
---------------------------------------------------------------------------------------------------------------
     C0256       B      1      1.00   INSULATION KIT                                                  ++
---------------------------------------------------------------------------------------------------------------
     C0264              1      1.00   KEYPAD, DECAL                                                   ++
---------------------------------------------------------------------------------------------------------------
     C0267              1      1.00   HANDLE, COOK CHAMBER DOOR                                       ++
---------------------------------------------------------------------------------------------------------------
     C0279              1      4.00   SPACER for pc board                                             ++
---------------------------------------------------------------------------------------------------------------
     C0289              1      1.00   SHAFT, STIRRER                                                  ++
---------------------------------------------------------------------------------------------------------------
     C0290              1      1.00   HUB, STIRRER                                                    ++
---------------------------------------------------------------------------------------------------------------
     C0293              1      1.00   Din Rail 5.9"                                                   ++
---------------------------------------------------------------------------------------------------------------
     C0294              1      1.00   Din Rail 5.10"                                                  ++
---------------------------------------------------------------------------------------------------------------
     C0298       A      1      4.00   SPACER, BLOWER MOUNT                                            ++
---------------------------------------------------------------------------------------------------------------
     C0312       A      1      1.00   INSULATION, BTU BLOCK, 4X6X.44 THICK(DOOR)                      ++
---------------------------------------------------------------------------------------------------------------
     C0321              1      1.00   FAN GUARD                                                       ++
---------------------------------------------------------------------------------------------------------------
     C0339              1      2.00   FITTING, THERMOCOUPLE                                           ++
---------------------------------------------------------------------------------------------------------------
     C0342              1      1.00   HEATER, GASKET                                                  ++
---------------------------------------------------------------------------------------------------------------

     C0350              1      2.00   SPACER, PHENOLIC (JUST FOR BLODGETT HANDLE)                     ++
---------------------------------------------------------------------------------------------------------------
     C0351       A      1      4.00   STANDOFF, #6X.437                                               ++
---------------------------------------------------------------------------------------------------------------
     C0422       A      1      1.00   Label DATA RATING PLATE & SERIA                                 ++
---------------------------------------------------------------------------------------------------------------
     C0424       A      1      1.00   LABEL, FUSE WARNING                                             ++
---------------------------------------------------------------------------------------------------------------
     C0502              1      2.00   DOWEL PIN                                                       ++
---------------------------------------------------------------------------------------------------------------
     C0506              1      2.00   BEARING                                                         ++
---------------------------------------------------------------------------------------------------------------
     C0511              1      2.00   BEARING                                                         ++
---------------------------------------------------------------------------------------------------------------
     C0575              1      1.00   DOOR INSULATION                                                 ++
---------------------------------------------------------------------------------------------------------------
     C0581              1      1.00   NAMEPLATE, "TURBOCHEF"                                          ++
---------------------------------------------------------------------------------------------------------------
     C0606              1      1.00   LABEL, EQUIPotentia symbol                                      ++
---------------------------------------------------------------------------------------------------------------

2                                 [++ represents confidential treatment request]

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
     C0653       L      1      1.00   E-PROM CHIP                                                     ++
---------------------------------------------------------------------------------------------------------------
     C0701              1      2.00   12 AMP FUSE ,ATM-12                                             ++
---------------------------------------------------------------------------------------------------------------
     C0702              1      1.00   25 AMP FUSE, ATM-25 OR 25Agf                                    ++
---------------------------------------------------------------------------------------------------------------
     C0703              1      3.00   FUSE HOLDER,FERRAZ SHAWMUT US3J                                 ++
---------------------------------------------------------------------------------------------------------------
     C0704              1      4.00   TERMINAL BLOCK, PHOENIX  UK 6N                                  ++
---------------------------------------------------------------------------------------------------------------
     C0705              1      2.00   END COVER, PHOENIX   D-UK4/10                                   ++
---------------------------------------------------------------------------------------------------------------
     C0706              1      1.00   FIXED BRIDGE SCREW FB 10-8                                      ++
---------------------------------------------------------------------------------------------------------------

     C0714              1      0.50   50ML LIQUID LOCK-TITE 272 (HIGH TEMPERATURE)                    ++
---------------------------------------------------------------------------------------------------------------
     C0715              1     18.75   insulation tape 425                                             ++
---------------------------------------------------------------------------------------------------------------
     C0716              1      1.00   LABEL, HIGH VOLTAGE LABEL (33570)                               ++
---------------------------------------------------------------------------------------------------------------
     C0717              1      1.00   LABEL,  CAUTION HOT  (11699)                                    ++
---------------------------------------------------------------------------------------------------------------
     C0718              1      1.00   Shrink Tubing 2mm                                               ++
---------------------------------------------------------------------------------------------------------------
     C0721              1      1.00   Shrink Tubing 10 mm                                             ++
---------------------------------------------------------------------------------------------------------------
     C0723              1      1.00   Shrink Tubing 18mm                                              ++
---------------------------------------------------------------------------------------------------------------
     C0724              1      2.00   High Voltage Insulation for Heater Connections 6mm              ++
---------------------------------------------------------------------------------------------------------------
     C0793              1      1.00   MONTH & YEAR LABLE FOR DATA PLATE                               ++
---------------------------------------------------------------------------------------------------------------
     C0794              1      1.00   SERIAL NUMBERS FOR DATA PLATE                                   ++
---------------------------------------------------------------------------------------------------------------
     C0795              1      1.00   Serial Number to put on Label on  Front of Oven                 ++
---------------------------------------------------------------------------------------------------------------
     C0797              1      1.00   Serial number Label on Front Flange                             ++
---------------------------------------------------------------------------------------------------------------
     C0798              1      1.00   TerminaL BLOCK, Label 1                                         ++
---------------------------------------------------------------------------------------------------------------
     C0799              1      1.00   Termainal Block Label 2                                         ++
---------------------------------------------------------------------------------------------------------------
     C0800              1      1.00   Waring Label Baby Food                                          ++
---------------------------------------------------------------------------------------------------------------
     C0801              1      1.00   Warning Label container Food                                    ++
---------------------------------------------------------------------------------------------------------------
     C0802              1      1.00   Relay Label1                                                    ++
---------------------------------------------------------------------------------------------------------------
     C0803              1      1.00   Relay Label2                                                    ++
---------------------------------------------------------------------------------------------------------------
     C0804              1      1.00   Relay Label 3                                                   ++
---------------------------------------------------------------------------------------------------------------
     C0805              1      1.00   Relay Label 4                                                   ++
---------------------------------------------------------------------------------------------------------------
     C0806              1      1.00   Relay Label 5                                                   ++
---------------------------------------------------------------------------------------------------------------
     C0807              1      1.00   Fuse Label 1                                                    ++
---------------------------------------------------------------------------------------------------------------
     C0808              1      1.00   Fuse Label2                                                     ++
---------------------------------------------------------------------------------------------------------------
     C0809              1      1.00   Fuse Label 3                                                    ++
---------------------------------------------------------------------------------------------------------------
   C100173-1            1     25.00   CABLE TIE CLAMP                                                 ++
---------------------------------------------------------------------------------------------------------------
   C100173-2            1     90.00   NYLON CABLE TIES                                                ++
---------------------------------------------------------------------------------------------------------------
   C1001961A            1      1.00   STRAIN RELIEF MOTOR                                             ++
---------------------------------------------------------------------------------------------------------------
    C100480             1      1.00   DIODE                                                           ++
---------------------------------------------------------------------------------------------------------------
    C100690             1      1.00   INSULATOR, KLIXON                                               ++
---------------------------------------------------------------------------------------------------------------
    C100791             1      0.50   LIQUID 'Locktitie 240                                           ++
---------------------------------------------------------------------------------------------------------------
    C102744             1      2.00   LABEL, WARNING (DO NOT REMOVE)                                  ++
---------------------------------------------------------------------------------------------------------------
   C2647522             1      1.00   LABEL,  CC Fuse                                                 ++
---------------------------------------------------------------------------------------------------------------
   C2647523             1      1.00   LABEL, HIGH VOLTAGE                                             ++
---------------------------------------------------------------------------------------------------------------
   C2647524             1      1.00   Label, Exposure to Microwave Warning                            ++
---------------------------------------------------------------------------------------------------------------
   C2647525             1      4.00   LABEL, SERVICE CAUTION                                          ++
---------------------------------------------------------------------------------------------------------------
   C2656129             1      1.00   LABEL, UL LISTING                                               ++
---------------------------------------------------------------------------------------------------------------
    C32341              1      1.00   CE Label                                                        ++
---------------------------------------------------------------------------------------------------------------
     C4168              1      1.00   Ground Lug                                                      ++
---------------------------------------------------------------------------------------------------------------
   C7000284             1      1.00   SHIM, SHAFT SEAL                                                ++
---------------------------------------------------------------------------------------------------------------
   C7000493             1      1.00   LABEL, PATENT                                                   ++
---------------------------------------------------------------------------------------------------------------
   C7001154             1      1.00   LABEL, DANGER, EXPOSED FAN                                      ++
---------------------------------------------------------------------------------------------------------------
   C7001177             1      1.00   BLOCK, BEARING, BLOWER SEAL                                     ++
---------------------------------------------------------------------------------------------------------------

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

   C7001213             1      1.00   PLUG, WAVEGUIDE, QUARTZ                                         ++
---------------------------------------------------------------------------------------------------------------
   C7001406             1      1.00   LABEL, FCC/FDA NOTICE                                           ++
---------------------------------------------------------------------------------------------------------------
     R1580              1      4.00   terminal block & STOPS FOR CB,                                  ++
---------------------------------------------------------------------------------------------------------------
     R2331              1      3.25   silicone gasket  (meters)                                       ++
---------------------------------------------------------------------------------------------------------------
    R7603-1             1      1.00   FITTING, THERMOSTAT                                             ++
---------------------------------------------------------------------------------------------------------------
     M3951              1     25.00   Double backed Tape for Cable Ties                               ++
---------------------------------------------------------------------------------------------------------------
     C0950              1      1.00   Wire Labels                                                     ++
---------------------------------------------------------------------------------------------------------------
     C0263              1      1.00   PLATTER, CERAMIC
---------------------------------------------------------------------------------------------------------------
     C0609              1      1.00   Ref Dwg for Label Distribution                                  ++
---------------------------------------------------------------------------------------------------------------
     C0611              1      1.00   Ref Dwg for Power Cord Installation                             ++
---------------------------------------------------------------------------------------------------------------
     C0711                     1.00   HEAT SINK FOR SSRS                                              ++
---------------------------------------------------------------------------------------------------------------

                                      20 ML NON-SILICONE HEAT TRANSFER COMPOUND
     C0712                     0.50   Electrolube HTC 20S HK WENTWORTH LIMITED                        ++
---------------------------------------------------------------------------------------------------------------
     C0713                     2.00   RESISTORS ON SSR (VOLTAGE SUPRESSOR)                            ++
---------------------------------------------------------------------------------------------------------------
     C0796              1      1.00   SchEMATIC DIAGRAM on inside RHS cover                           ++
---------------------------------------------------------------------------------------------------------------
     C0920                     1.00   ZDI Process                                                     ++
---------------------------------------------------------------------------------------------------------------
   C7000302             1      1.00   CERAMIC, WAVEGUIDE CAP                                          ++
---------------------------------------------------------------------------------------------------------------
     C0951              1             Motor Vibration Test Procedure
---------------------------------------------------------------------------------------------------------------
     C0952                            Cusome Audit Procedure
---------------------------------------------------------------------------------------------------------------
     C0953                            Unit Test Procedure
---------------------------------------------------------------------------------------------------------------
                                      Stainless
---------------------------------------------------------------------------------------------------------------
                                      FREIGHT FROM USA inculded $10 to CC & $5 to Seal
                               1.00   ring wave guide
---------------------------------------------------------------------------------------------------------------
                                      TOTAL USD$ Xiaoya Supplied Parts                                ++
---------------------------------------------------------------------------------------------------------------
                       140   603.83   TOTAL USD$                                                      ++
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                      Total RMB                                                       ++
---------------------------------------------------------------------------------------------------------------
                                      Frt & Customs Clearance
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 DELETED PARTS
---------------------------------------------------------------------------------------------------------------
     M9609              1      1.00   AXIAL FAN                                                       ++
---------------------------------------------------------------------------------------------------------------

     C0184              1      1.00   EATER ELEMENT, 240V                                             ++
---------------------------------------------------------------------------------------------------------------
     C0232           DELETE    1.00   HEATER GASKET
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
     C0291       A   DELETE    2.00   HINGE, DOOR
---------------------------------------------------------------------------------------------------------------
     C0324       A     del     1.00   RUBBER GASKET
---------------------------------------------------------------------------------------------------------------
     C0328       A   DELETE    1.00   TERMINAL BLOCK, ASSEMBLY, 3 POSITION
---------------------------------------------------------------------------------------------------------------
     C0329           DELETE           TERMINAL BLOCK, ASSEMBLY, 6 POSITION
---------------------------------------------------------------------------------------------------------------
     C0359       A   Delete    1.00   Wire Harnesses for C3
---------------------------------------------------------------------------------------------------------------
     C0420       A             1.00   SCHEMATIC DIAGRAM
---------------------------------------------------------------------------------------------------------------
     C0360           DELETE    1.00   INSULATION, DOOR
---------------------------------------------------------------------------------------------------------------
     C0375                     1.00   24 VOLT COIL @ 240 V
---------------------------------------------------------------------------------------------------------------
     C0700           Delete    1.00   DELTA VFD-S MOTOR CONTROLLER
---------------------------------------------------------------------------------------------------------------
     C0391       D     del     1.00   TERMINAL BLOCK, 2 POSITION
---------------------------------------------------------------------------------------------------------------
     C0413       C   DELETE           NEW DOOR SWITCH
---------------------------------------------------------------------------------------------------------------
     C0423       A   Delete    1.00   L
---------------------------------------------------------------------------------------------------------------
     C0597             del     1.00   RESISTOR, 1K
---------------------------------------------------------------------------------------------------------------
     C0599             del     2.00   FITTING, #6
---------------------------------------------------------------------------------------------------------------

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

   C2646524          DELETE           LABEL, UL LISTING
---------------------------------------------------------------------------------------------------------------
   C6050060          DELETE           PLATE, MOTOR INTERFACE
---------------------------------------------------------------------------------------------------------------
   C7001253          Delete    1.00   LABEL, CAUTION "HOT SURFACES"
---------------------------------------------------------------------------------------------------------------
   C7000339          DELETE           LABEL, PREVENTIVE MAINTENANCE
---------------------------------------------------------------------------------------------------------------
   C700-1322         DELETE           WIRE STOP, WAVEGUIDE SEAL(PART OF 700-1339)
---------------------------------------------------------------------------------------------------------------
      CBD            DELETE           SERIAL PLATE
---------------------------------------------------------------------------------------------------------------
     CO296           DELETE    1.00   HEATER ELEMENT, 208V
---------------------------------------------------------------------------------------------------------------
     CO383           DELETE           HINGE, DOOR
---------------------------------------------------------------------------------------------------------------
     CO453       A   DELETE    3.00   DOOR SWITCH
---------------------------------------------------------------------------------------------------------------
     CO463           DELETE           DOOR HINGE ASS, .25" BEARING
---------------------------------------------------------------------------------------------------------------
     M0158            del      3.00   FUSE HOLDERS
---------------------------------------------------------------------------------------------------------------
     M3951           DELETE    1.00   TAPE, FOAM, CLOSED CELL
---------------------------------------------------------------------------------------------------------------
     M7264           DELETE    1.00   CORD SET 40 AMP 250V 2P 3 WIRE
---------------------------------------------------------------------------------------------------------------
     M9422           DELETE           SWITCH, PRESSURE
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
    No Cost
---------------------------------------------------------------------------------------------------------------
     TO451       A             1.00   INSULATION LAYOUT
---------------------------------------------------------------------------------------------------------------
     T0598            NEW      1.00   ASSY, RESISTOR
---------------------------------------------------------------------------------------------------------------
     T0609            NEW      1.00   DISTRIBUTION DWG. OF LABEL
---------------------------------------------------------------------------------------------------------------
     T0611            NEW      1.00   INSTALLATION REF. OF  CORD
---------------------------------------------------------------------------------------------------------------

                            169.00    Original Contract  May 00
                                      Total

                                      Status as of Jan 2001
                            146.00    Same Parts
                             34.00    New Parts
                            -23.00    Deleted Parts
                            157.00    Total
                                      Variance from May 00 contract

                                      Major Variances
                                      Axial Fan
                                      Circuit reaker
                                      Wire Harness
                                      contollers
                                      Quartz
                                      transformers
                                      new parts less deleted
                                      1 hp motor
                                      seal ring wave guide
                                      Blower cap
                                      EMI Filter
                                      Total

                                   Schedule B

                               Delivery Schedule


                                     Units

April 2002                            200
May 2002                              200
June 2002                             225
July 2002                             225
August 2002                           250
September 2002                        250
October 2002                          275
November 2002                         300
December 2002                         300
January 2003                          300
February 2003                         325
March 2003                            350
April 2003                            375
May 2003                              400
June 2003                             400
July 2003                             400
August 2003                           225